UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  December 1, 2005

M.B.A. Holdings, Inc.
(Exact name of registrant as specified in its Charter)

Nevada	0-28221	87-0522680
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

9419 E. San Salvador, Suite 105, Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

(480) 860-2288

(Registrant's telephone number)

Item 5.02 (b)	Departure of Directors or Principal Officers

Mr. Dennis M. O’Connor, Chief Financial Officer of the Company resigned effective December 1, 2005.

Mr. Gaylen M. Brotherson will assume the duties of the Chief Financial Officer position until a suitable replacement can be hired.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.B.A. Holdings, Inc.

Date: December 6, 2005	By:	/s/ Gaylen M. Brotherson

Gaylen M. Brotherson Chief Executive Officer